Exhibit 10.2

                                ESCROW AGREEMENT

      ESCROW AGREEMENT (the "Escrow Agreement") made as of the 12th day of January, 2005, by and among Vertex Interactive, Inc., a New Jersey corporation (the "Company"), the Sellers listed on Schedule A attached hereto (each a "Seller" and collectively, the "Sellers") and the Law Office of Jeffrey D. Marks, P.C. (the "Escrow Agent").

                              W I T N E S S E T H:

      WHEREAS, the Company has entered into that certain Stock Purchase Agreement dated as of September -, 2004 (the "Purchase Agreement") with the Sellers;

      WHEREAS, the parties have agreed pursuant to section 1.2 (b) of the Purchase Agreement that the sum of two hundred thousand ($200,000.00) dollars shall be paid into escrow and the Escrow Agent has agreed to receive, hold and pay such funds, upon the terms and subject to the conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties to this Escrow Agreement hereby agree as follows:

      1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings respectively assigned to them in the Purchase Agreement.

      2. Escrow of Funds. On the date hereof, the following shall occur: the Sellers shall instruct the Company to remit by wire transfer $200,000 to the Escrow Agent pursuant to this Escrow Agreement (the "Escrow Amount"). The Escrow Agent shall hold the Escrow Amount for a period of fifteen (15) months in accordance with the terms and conditions of this Escrow Agreement (the "Escrow Period"). At the end of the Escrow Period, upon written instruction provided by the Company and the Sellers, and subject to the terms and conditions of this Escrow Agreement, the Escrow Agent shall disburse the balance of the Escrow Amount to the Sellers.

      3. Investment of Funds. The Escrow Agent shall invest the monies in the Escrow Amount in an interest bearing bank account with, or certificates of deposit or time deposits with, maturities of no more than thirty (30) days issued by, a domestic commercial bank or such other bank or other financial institution as normally holds such funds.

      4. Release of Funds.

            (a) The purpose of the escrow is to provide a fund against which indemnity claims, pursuant the terms of the Purchase Agreement, may be made. Upon written notice and instruction provided by the Company and the Sellers, the Escrow Agent shall disburse the Escrow Amount, or any portion thereof, in accordance with such instructions, subject to the terms of this Escrow Agreement.

            (b) If conflicting or adverse claims or demands are made or notices served upon the Escrow Agent with respect to the escrow provided for herein, the Company and the Sellers agree that the Escrow Agent shall refuse to comply with
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any such claim or demand and withhold and stop all further performance of this escrow so long as such disagreement shall continue. In so doing, the Escrow Agent shall not be or become liable for damages, losses, costs, expenses or interest to any or any other person for its failure to comply with such conflicting or adverse demands. The Escrow Agent shall be entitled to continue to so refrain and refuse to so act until such conflicting claims or demands shall have been finally determined by a court or arbitrator of competent jurisdiction or shall have been settled by agreement of the parties to such controversy, in which case the Escrow Agent shall be notified thereof in a notice signed by such parties. The Escrow Agent may also elect to commence an interpleader or other action for declaratory judgment for the purpose of having the respective rights of the claimants adjudicated, and may deposit with the court all funds held hereunder pursuant to this Escrow Agreement; and if it so commences and deposits, the Escrow Agent shall be relieved and discharged from any further duties and obligations under this Escrow Agreement.

      5. Further Assurances. The Company and the Sellers agree to do such further acts and to execute and deliver such statements, assignments, agreements, instruments and other documents as the Escrow Agent from time to time reasonably may request in connection with the administration, maintenance, enforcement or adjudication of this Escrow Agreement in order (a) to give the Escrow Agent confirmation and assurance of the Escrow Agent's rights, powers, privileges, remedies and interests under this Escrow Agreement and applicable law, (b) to better enable the Escrow Agent to exercise any such right, power, privilege, remedy or interest, or (c) to otherwise effectuate the purpose and the terms and provisions of this Escrow Agreement, each in such form and substance as may be reasonably acceptable to the Escrow Agent.

      6. Disputes. Each of the parties hereto hereby covenants and agrees that the state courts located in the State of New Jersey shall have exclusive jurisdiction over any dispute relating to this Escrow Agreement.

      7. Compensation and Expenses of the Escrow Agent. The Company agrees to pay the Escrow Agent the sum of $1.00 on the date hereof as compensation for acting as Escrow Agent herein. The Company agrees to pay any and all out-of-pocket costs and expenses incurred by the Escrow Agent in connection with all waivers, releases, discharges, satisfactions, modifications and amendments of this Escrow Agreement, the administration and holding of the Escrow Amount and the investment of such funds, and the enforcement, protection and adjudication of the Escrow Agent's rights hereunder by the Escrow Agent, including, without limitation, the out-of-pocket disbursements of the Escrow Agent itself and expenses and costs of other attorneys it may retain, if any. The Company shall be liable to the Escrow Agent for any expenses payable by the Escrow Agent.

      8. Reliance on Documents and Experts. The Escrow Agent shall be entitled to rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing or communication (collectively, the "Certificate") (which to the extent permitted hereunder may be by telegram, cable, telex, telecopier, or telephone) reasonably believed by it to be genuine and to have been signed, sent or made by the proper person or persons, and upon opinions and advice of legal counsel (including itself or counsel for any party hereto), independent public accountants and other experts selected by the Escrow Agent and mutually acceptable to each of the Company and the Sellers. The Escrow Agent shall not be responsible to review the Certificate other than to confirm that it has been signed or to determine the clearance of checks received for the Escrow Amount.

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      9. Status of the Escrow Agent, Etc. The Escrow Agent is acting under this
Escrow Agreement as a stakeholder only. No term or provision of this Escrow Agreement is intended to create, nor shall any such term or provision be deemed to have created, any joint venture, partnership or attorney-client relationship between or among the Escrow Agent and the Company or the Sellers. This Escrow Agreement shall not be deemed to prohibit or in any way restrict the Escrow Agent's representation of the Company, who may be advised by the Escrow Agent on any and all matters pertaining to this Escrow Agreement. To the extent the Sellers have been represented by the Escrow Agent, the Sellers hereby waive any conflict of interest and irrevocably authorize and direct the Escrow Agent to carry out the terms and provisions of this Escrow Agreement fairly as to all parties, without regard to any such representation and irrespective of the impact upon the Sellers. The Escrow Agent's only duties are those expressly set forth in this Escrow Agreement, and each of the Sellers authorize the Escrow Agent to perform those duties in accordance with its usual practices in holding funds of its own or those of other escrows. The Escrow Agent may exercise or otherwise enforce any of its rights, powers, privileges, remedies and interests under this Escrow Agreement and applicable law or perform any of its duties under this Escrow Agreement by or through its partners, employees, attorneys, agents or designees.

      10. Exculpation. The Escrow Agent and its designees, and their respective partners, employees, attorneys and agents, shall not incur any liability whatsoever for the investment or disposition of funds or the taking of any other action in accordance with the terms and provisions of this Escrow Agreement, for any mistake or error in judgment, for compliance with any applicable law or any attachment, order or other directive of any court or other authority (irrespective of any conflicting term or provision of this Escrow Agreement), or for any act or omission of any other person selected with reasonable care and engaged by the Escrow Agent in connection with this Escrow Agreement (other than for such Escrow Agent's or such person's own acts or omissions breaching a duty owed to the claimant under this Escrow Agreement and amounting to willful misconduct as finally determined pursuant to applicable law by a governmental authority having jurisdiction); and each of the Company and the Sellers hereby waive any and all claims and actions whatsoever against the Escrow Agent and its designees, and their respective partners, employees, attorneys and agents, arising out of or related directly or indirectly to any and all of the foregoing acts, omissions and circumstances. Furthermore, the Escrow Agent and its designees, and their respective partners, employees, attorneys and agents, shall not incur any liability (other than for a person's own acts or omissions breaching a duty owed to the claimant under this Escrow Agreement and amounting to willful misconduct as finally determined pursuant to applicable law by a governmental authority having jurisdiction) for other acts and omissions arising out of or related directly or indirectly to this Escrow Agreement or the Escrow Amount; and each of the Company and the Sellers hereby expressly waive any and all claims and actions (other than those attributable to a person's own acts or omissions breaching a duty owed to the claimant and amounting to willful misconduct as finally determined pursuant to applicable law by a governmental authority having jurisdiction) against the Escrow Agent and its designees, and their respective partners, employees, attorneys and agents, arising out of or related directly or indirectly to any and all of the foregoing acts, omissions and circumstances.

      11. Indemnification. The Escrow Agent and its designees, and their respective partners, employees, attorneys and agents, shall be indemnified, reimbursed, held harmless and, at the request of the Escrow Agent, defended, by the Company from and against any and all claims, liabilities, losses and expenses (including, without limitation, the reasonable disbursements, expenses

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and fees of their respective attorneys) that may be imposed upon, incurred by, or asserted against any of them, arising out of or related directly or indirectly to this Escrow Agreement or the Escrow Amount, except such as are occasioned by the indemnified person's own acts and omissions breaching a duty owed to the claimant under this Escrow Agreement and amounting to willful misconduct as finally determined pursuant to applicable law by a governmental authority having jurisdiction.

      12. Notices. Any notice, request, demand or other communication permitted or required to be given hereunder shall be in writing, shall be sent by one of the following means to the addressee at the address set forth below (or at such other address as shall be designated hereunder by notice to the other parties and persons receiving copies, effective upon actual receipt) and shall be deemed conclusively to have been given: (a) on the first business day following the day timely deposited with Federal Express (or other equivalent national overnight courier) or United States Express Mail, with the cost of delivery prepaid; (b) on the fifth business day following the day duly sent by certified or registered United States mail, postage prepaid and return receipt requested; or (c) when otherwise actually delivered to the addressee.

             If to the Company:           Vertex Interactive, Inc.
                                          3619 Kennedy Road
                                          South Plainfield, NJ  07080
                                          Attention:  Chief Executive Officer
                                          Telephone:  (908) 756-2000
                                          Facsimile:   (908) 756-2332



             If                           to any Sellers: At
                                          the address of such
                                          Seller set forth on
                                          Schedule A to the
                                          Escrow Agreement.

             If to the Escrow Agent:      Law Office of Jeffrey D. Marks, P.C.
                                          PO Box 2665
                                          415 Clifton Avenue
                                          Clifton, NJ 07011
                                          Telephone:  (973) 253-8855
                                          Facsimile:   (973) 253-8858

      13. Section and Other Headings. The section and other headings contained in this Escrow Agreement are for convenience only, shall not be deemed a part of this Escrow Agreement and shall not affect the meaning or interpretation of this Escrow Agreement.

      14. Governing Law. This Escrow Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New Jersey without regard to principles of conflicts of law. Each of the Company and the Sellers (i) hereby irrevocably submit to the jurisdiction of the Courts of the State of New Jersey for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or the Purchase Agreement and (ii) hereby waive, and agree not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the

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Sellers consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 14 shall affect or limit any right to serve process in any other manner permitted by law.

      15. Counterparts. This Escrow Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original but all such counterparts shall together constitute one and the same agreement.

      16. Resignation of Escrow Agent. The Escrow Agent may, at any time, at its option, elect to resign its duties as Escrow Agent under this Escrow Agreement by providing notice thereof to each of the Company and the Sellers. In such event, the Escrow Agent shall deposit the Escrow Amount with a successor independent escrow agent to be appointed by (a) the Company and the Sellers within thirty (30) days following the receipt of notice of resignation from the Escrow Agent, or (b) the Escrow Agent if the Company and the Sellers shall have not agreed on a successor escrow agent within the aforesaid 30-day period, upon which appointment and delivery of the Escrow Amount the Escrow Agent shall be released of and from all liability under this Escrow Agreement.

      17. Successors and Assigns; Assignment. Whenever in this Escrow Agreement reference is made to any party, such reference shall be deemed to include the successors, assigns and legal representatives of such party, and, without limiting the generality of the foregoing, all representations, warranties, covenants and other agreements made by or on behalf of each of the Company and the Sellers in this Escrow Agreement shall inure to the benefit of any successor escrow agent hereunder; provided, however, that nothing herein shall be deemed to authorize or permit the Company or the Sellers to assign any of its rights or obligations hereunder to any other person (whether or not an affiliate of the Company or the Sellers) without the written consent of each of the other parties nor to authorize or permit the Escrow Agent to assign any of its duties or obligations hereunder except as provided in Section 16 hereof.

      18. No Third Party Rights. The representations, warranties and other terms and provisions of this Escrow Agreement are for the exclusive benefit of the parties hereto, and no other person, including the creditors of the Company or the Sellers, shall have any right or claim against any party by reason of any of those terms and provisions or be entitled to enforce any of those terms and provisions against any party.

      19. No Waiver by Action, Etc. Any waiver or consent respecting any representation, warranty, covenant or other term or provision of this Escrow Agreement shall be effective only in the specific instance and for the specific purpose for which given and shall not be deemed, regardless of frequency given, to be a further or continuing waiver or consent. The failure or delay of a party at any time or times to require performance of, or to exercise its rights with respect to, any representation, warranty, covenant or other term or provision of this Escrow Agreement in no manner (except as otherwise expressly provided herein) shall affect its right at a later time to enforce any such term or provision. No notice to or demand on either the Company or the Sellers in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances. All rights, powers, privileges, remedies and interests of the parties under this Escrow Agreement are cumulative and not alternatives, and they are in addition to and shall not limit (except as otherwise expressly provided herein) any other right, power, privilege, remedy or interest of the parties under this Escrow Agreement or applicable law.


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      20. Modification, Amendment, Etc. Each and every modification and amendment of this Escrow Agreement shall be in writing and signed by all of the parties hereto, and each and every waiver of, or consent to any departure from, any covenant, representation, warranty or other provision of this Escrow Agreement shall be in writing and signed by the party granting such waiver or consent.

      21. Entire Agreement. This Escrow Agreement contains the entire agreement of the parties with respect to the matters contained herein and supersedes all prior representations, agreements and understandings, oral or otherwise, among the parties with respect to the matters contained herein.


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      IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement on the date first written above.


                                              VERTEX INTERACTIVE, INC. (Company)

                                              By:  /s/ NICHOLAS R. H. TOMS
                                                   -----------------------
                                                   Nicholas R.H. Toms
                                                   Chief Executive Officer


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                              LAW OFFICE OF JEFFREY D. MARKS P.C. (ESCROW AGENT)



                              By:  /s/ JEFFREY D. MARKS
                                   ----------------------------
                                   Jeffrey D. Marks
                                   President




                              /s/ PETER B. AYLING
                              ---------------------------------
                                    Peter B. Ayling (Seller)


                              /s/ ELIZABETH M. AYLING
                              ---------------------------------
                                   Elizabeth M. Ayling (Seller)


                              /s/ BRAD L. LEONARD
                              ---------------------------------
                                   Brad L. Leonard (Seller)


                              /s/ MICHAEL C. MOORE
                              ---------------------------------
                                  Michael C. Moore (Seller)

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